SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 30, 1999
                                                         -------------

            PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Virginia                       0-17881                      04-2985890
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                  (IRS Employer
    of incorporation             File Number)                Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

            PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Colony Plaza Shopping Center - Augusta, Georgia

   Disposition Date - June 30, 1999

     On June 30, 1999, PaineWebber Equity Partners Three Limited Partnership ("the Partnership"), Colony Plaza General Partnership ("Colony"), a joint venture in which the Partnership has an interest, and Pitney Bowes Real Estate Financial Corporation ("PREFCO") executed a Settlement Agreement in which Colony agreed to execute and deliver to PREFCO a Deed in Lieu of Foreclosure and a Bill of Sale with respect to the Colony Plaza Shopping Center. The Deed in Lieu of Foreclosure and Bill of Sale transferred the Colony Plaza Shopping Center to PREFCO in settlement of a zero coupon loan secured by the property, which is a 217,000 square foot retail center located in Augusta, Georgia. The loan matured on December 29, 1996, at which time total principal and accrued interest of $8,290,190 was due and payable. Although the Partnership did not make the scheduled payment upon maturity, no formal default notice was ever issued by the lender. Management had been engaged in negotiations with PREFCO regarding an extension and modification of the outstanding first mortgage loan since the time of the loan maturity. However, due to the substantial vacancy at the property, the parties could not agree on the terms of a modification. During this negotiation period, penalty interest accrued on the outstanding principal balance at 15.0% per annum, compounded semi-annually, in accordance with the loan agreement. The zero coupon loan had a balance of approximately $11,902,000 at June 30, 1999. Per the Settlement Agreement, the Partnership agreed to deliver $2,228,139.67 to PREFCO in addition to the Colony Plaza property. The $2,228,139.67 represents the net cash flow received by the Partnership from the property since January 1, 1997, plus interest earned, less $500,000 which the Partnership was allowed to retain.

     As previously reported, the Partnership had been diligently pursuing a restructuring of the first mortgage loan with the lender. Such negotiations had been complicated by the leasing status of the Colony Plaza property. As of March 31, 1999, the Colony Plaza Shopping Center was 89% leased and 52% occupied. As previously reported, Wal-Mart closed its 82,000 square foot store at Colony Plaza in the second quarter of fiscal 1997 to open a "Supercenter" store at a new location in the Augusta market. Although Wal-Mart remains obligated to pay rent and its share of operating expenses at Colony Plaza through the term of its lease, which expires in March 2009, the loss of the Center's principal anchor tenant adversely affected the Partnership's ability to retain existing tenants and to lease vacant space at the center. As a result of the lack of success in obtaining a replacement anchor tenant or tenants for the Wal-Mart space, the Partnership recorded an impairment loss in fiscal 1998 in the amount of $1,204,000 to write down the carrying value of the Colony Plaza operating investment property to management's estimate of its current fair value. In addition, Food Max, the Center's 47,990 square foot grocery store tenant, closed its store on December 1, 1996. However, in April 1998, Food Lion opened its store at Colony Plaza in the former Food Max premises after spending a significant amount of its own funds for its new prototype store in this market. While the Food Max store was replaced by Food Lion, the Partnership remained unable to secure major new leases for the former Wal-Mart space. In addition, another major tenant, Goody's, had a May 31, 1999 lease expiration and planned to vacate their 35,200 square feet of space at Colony Plaza to relocate to a newly constructed store at another site in the market area. As a result, the stability of the Center's future rental income was uncertain, which did not allow the Partnership to negotiate an economically viable refinancing agreement with PREFCO or to refinance the current loan balance with a new third-party financing source. The fair market value of the property at its current leasing level was substantially below the amount of the accrued interest and principal owed to the mortgage lender. Consequently, the Partnership executed the Settlement Agreement described above.

                                      FORM 8-K

                                   CURRENT REPORT

            PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP



     Subsequent to the disposition of the Colony Plaza property, the Partnership has only one remaining real estate investment, a joint venture interest in the DeVargas Mall, located in Santa Fe, New Mexico. At the present time, the Partnership is engaged in active negotiations to sell its joint venture interest to the co-venture partner. Although there are no assurances that this transaction will be successfully consummated, management currently expects to complete this sale and a liquidation of the Partnership on or before August 13, 1999. The net proceeds from the sale of the DeVargas joint venture interest, along with the Partnership's remaining cash reserves after the payment of all liquidation-related expenses, would be distributed to the Limited Partners by such date.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Settlement Agreement by and among Pitney Bowes Real Estate Financial Corporation, PaineWebber Equity Partners Three Limited Partnership and Colony Plaza General Partnership, dated June 30, 1999.

      (2) Deed in Lieu of Foreclosure by Colony Plaza General Partnership in favor of Pitney Bowes Real Estate Financial Corporation, dated June 30, 1999.

      (3) Bill of Sale and General Assignment of Intangible Property by and among Pitney Bowes Real Estate Financial Corporation, PaineWebber Equity Partners Three Limited Partnership and Colony Plaza General Partnership, dated June 30, 1999.

                                      FORM 8-K

                                   CURRENT REPORT

            PAINEWEBBER EQUITY PARTNERS THREE LIMITED PARTNERSHIP




                                     SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PAINEWEBBER EQUITY PARTNERS
                            THREE LIMITED PARTNERSHIP
                                  (Registrant)



                              By:  Third Equity Partners, Inc.
                                   ---------------------------
                                   Managing General Partner




                              By:  /s/Walter V. Arnold
                                   --------------------
                                   Walter V. Arnold
                                   Senior Vice President and
                                   Chief Financial Officer







Date:  July 12, 1999

                              SETTLEMENT AGREEMENT

            THIS SETTLEMENT AGREEMENT is made and entered into as of this 30th day of June, 1999, by and among PITNEY BOWES REAL ESTATE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware ("PREFCO"), PAINE WEBBER EQUITY PARTNERS THREE PARTNERSHIP, a Virginia limited partnership ("Borrower"), and COLONY PLAZA GENERAL PARTNERSHIP, a Texas general partnership ("Owner").

                             W I T N E S S E T H:

      WHEREAS, on or about December 29, 1989, PREFCO made a loan to Borrower (the "Loan"), which Loan is evidenced and secured by, among other things:

1.    that certain Note Purchase Agreement (10.5% Secured Notes Due December 29,
      1996) dated as of December 29, 1989, between Borrower and PREFCO (the "Note Purchase Agreement");

2. that certain 10.50% Secured Note Due December 29, 1996 [Colony Plaza], dated as of December 29, 1989, made by Borrower in favor of PREFCO and having an Accreted Value (as defined therein) at its stated maturity of $8,290,190.04 (the "Note");

3. that certain Deed to Secure Debt, Security Agreement and Assignment of Leases, dated as of January 12, 1990, executed by Owner in favor of PREFCO, and filed of record in Reel 326, Page 1808, Richmond County, Georgia Records (the "Security Deed")(The various loan-related documents identified in subparagraphs (a), (b), and (c) above being hereinafter sometimes collectively referred to as the "Loan Documents."); and

      WHEREAS, the Note matured on December 29, 1996, at $8,290,190.04; and

      WHEREAS, the parties have agreed to compromise, release and settle any claim arising from Borrower's Default, the Loan, the Loan Documents and the Property on the terms and conditions set forth herein; and

            WHEREAS, Borrower has provided PREFCO with true, accurate, and correct audited financial statements prepared in connection with Borrower's 1934 Act reporting requirements for PREFCO'S examination and PREFCO has audited such statements.

            NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Simultaneously with the execution and delivery of this Agreement, Owner shall execute and deliver to PREFCO a Deed in Lieu of Foreclosure substantially in the form attached hereto as Exhibit "A" and a Bill of Sale substantially in the form attached hereto as Exhibit "B."

2. Simultaneously with the execution and delivery of this Agreement, Borrower shall deliver to PREFCO the sum of $2,228,139.67. The value of the Property and the sum of $2,228,139.67, received by PREFCO from Borrower under the terms of this Agreement, shall first be credited to principal and not actual or accrued interest on the Note.

3. Owner hereby agrees to indemnify PREFCO for reasonable out of pocket, third party costs and expenses incurred by PREFCO as a result of liabilities arising from the Property which result from Borrower's or Owner's gross negligence, willful or intentional misconduct.

4. Borrower and Owner shall surrender and deliver to PREFCO simultaneously with the execution of this Agreement all books and records concerning the operation of the Property, including copies of all current and active leases.

5. Nothing contained herein shall affect or impair in any way PREFCO's right at any time to foreclose on the Property whether pursuant to the Power of Sale contained in the Security Deed or otherwise. PREFCO hereby releases, acquits and forever discharges Borrower and Owner and all partners, officers, directors, contractors, agents, and employees of Borrower and Owner from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which PREFCO may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of Borrower or Owner existing or occurring prior to the date of this Agreement and which is related to the Property, Default, Loan, or Loan Documents.

6. Borrower and Owner hereby release, acquit and forever discharge PREFCO and all partners, officers, directors, contractors, agents, and employees of PREFCO from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which Borrower or Owner may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of PREFCO or its employees existing or occurring prior to the date of this Agreement and which is related to the Property, Default, Loan, or Loan Documents.

7. PREFCO, Owner and Borrower hereby mutually covenant that neither will sue, sue further, or otherwise prosecute in any way any person or entity hereinabove released with respect to any and every claim released by this Settlement Agreement. PREFCO, Owner and Borrower hereby mutually represent and warrant that there has been no assignment, sale, or other transfer of disposition of any interest in any of the claims hereinbefore released and forever discharged.

8. This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter contained herein, and this Agreement may not be altered, amended or modified in any respect or particular whatsoever except by a writing duly executed by authorized representatives of Borrower, Owner and PREFCO.

9. PREFCO, Owner and Borrower hereby mutually acknowledge and represent that they have been fully advised by their respective legal counsel of their rights and responsibilities under this Agreement, that they have read, know, and understand completely the contents hereof, and that they have voluntarily executed the same. Further, Borrower, Owner and PREFCO warrant that the individuals signing this Agreement on their behalf are duly authorized and fully competent to do so.

10. This Agreement may be executed in several counterparts, each of which shall be an original, so that all of which taken together shall constitute one and the same instrument.

11. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part hereof.

            IN WITNESS WHEREOF and in agreement herewith, the parties have caused this Settlement Agreement to be executed on their behalf and their seals to be hereunto affixed, all by their duly authorized officers, on the date first above written.

                              PITNEY BOWES REAL ESTATE FINANCIAL  CORPORATION,
                             a Delaware corporation


                              By: /s/

[SEAL]                        Title:


                              PAINEWEBBER   EQUITY   PARTNERS   THREE  LIMITED
                              PARTNERSHIP, a Virginia limited partnership

                              By: Third Equity Partners, Inc., a Delaware corporation, its Managing General Partner


                                    By: /s/ Peter F. Sullivan
                                        ---------------------
[SEAL]                              Title: Vice President



                              COLONY PLAZA GENERAL PARTNERSHIP,
                              a Texas general partnership

                              By: PaineWebber Equity Partners Three Limited Partnership, its managing general partner

                                    By:   Third  Equity   Partners,   Inc.,  a
                                          Delaware  corporation,  its managing
                                          general partner

                                    By: /s/ Peter F. Sullivan
                                        ---------------------
[SEAL]                              Title: Vice President

                           DEED IN LIEU OF FORECLOSURE


      THIS DEED IN LIEU OF FORECLOSURE is made this 30th day of June, 1999, by COLONY PLAZA GENERAL PARTNERSHIP, a Texas general partnership (herein called "Grantor") in favor of PITNEY BOWES REAL ESTATE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware (herein called "Grantee").


                             W I T N E S S E T H:

      For and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, Grantor has granted, bargained, sold, transferred, aliened, confirmed and conveyed, and by these presents does grant, bargain, sell, transfer, alien, confirm and convey to Grantee all those tracts and parcels of land described on Exhibit "1", attached hereto and incorporated herein by this reference.

      TOGETHER WITH any and all of the following:

1. All buildings, structures and other improvements owned by Grantor and located thereon or on any part or parcel thereof and all fixtures affixed or attached, actually or constructively, thereto;

2. All and singular the tenements, hereditaments, easements and appurtenances belonging thereunto or in any wise appertaining thereto and the reversion and reversions, remainder or remainders thereof;

3.    All rents, issues, income, revenues and profits accruing therefrom;

4. All accounts and contract rights arising in connection with any part or parcel thereof or any buildings, structures or improvements located thereon, including without limitation all accounts and contract rights in and to all leases or undertakings to lease affecting the land or any buildings, structures, or improvements thereon;

5.    All  minerals,   flowers,  crops,  trees,  timber,   shrubbery  and  other
      emblements located thereon or thereunder or on or under any part or parcel thereof;

6. All estates, rights, title and interest therein, or in any part or parcel thereof; (collectively, the "Real Property").

      TO HAVE AND HOLD said described Real Property unto the said Grantee and its successors and assigns, forever, IN FEE SIMPLE.

      It is the purpose and intent of this instrument to convey to Grantee all the right, title, equity and interest of the Grantor and its respective legal representatives, successors and assigns, and all persons whomsoever claiming under the Grantor, in and to said Real Property.

      AND Grantor, for itself, its successors and assigns, hereby covenants with Grantee that it is lawfully seized of the Real Property; that it has good right and lawful authority to sell and convey said Real Property; and that, except for claims arising under those matters set forth on Exhibit "2", attached hereto and by this reference incorporated herein and made a part hereof, it will warrant and forever defend the right and title to the above described Real Property unto Grantee, its successors and assigns, against the lawful claims of all persons claiming by, through and under the Grantor, but not otherwise. In accepting this Deed, Grantee does not, and shall not be deemed to, assume or agree to be bound by any of the matters described in said Exhibit "2", it being agreed that such matters are referred to herein solely for the purpose of limiting the warranty of title herein.

      It is the intent and express desire of the parties hereto that this instrument constitute a deed given in lieu of foreclosure of that certain Deed to Secure Debt and Agreement executed by the Grantor, as Borrower, to Grantee, as Lender, recorded at Reel 326, Page 1808, Richmond County, Georgia Records (the "Deed to Secure Debt") and the Secured Note secured thereby.

      THIS DEED is an ABSOLUTE CONVEYANCE of Grantor's equity of redemption and is not intended to be further security for the aforementioned indebtedness or any other indebtedness of Grantor to Grantee, Grantor having sold said land to Grantee for a fair and adequate consideration, such consideration being full satisfaction of all obligations secured by the Deed to Secure Debt.

      GRANTOR declares that this conveyance is freely and fairly made, and that there are no agreements, oral or written, other than this Deed between Grantor and Grantee, with respect to said Real Property.

      It is further expressly acknowledged and agreed that, notwithstanding that Grantee may be affiliated with Lender under the Deed to Secure Debt, neither Grantor nor Grantee intends that there be, and there shall not in any event be, a merger of any of the liens created by the Deed to Secure Debt with the title or interest of Grantee arising by virtue of this conveyance, and Grantor and Grantee expressly provide that the liens, security interests and privileges created by such Deed to Secure Debt on the one hand, and the title hereby conveyed on the other hand, be, and shall remain at all times, separate, and distinct.

      IN WITNESS WHEREOF, Grantor has executed and delivered this Deed under seal as of the date and year first above written.

                                 COLONY PLAZA GENERAL PARTNERSHIP,
                                 a Texas general partnership

                                 By: PaineWebber  Equity  Partners  Three
                                     Limited Partnership,  Its Managing General
                                     Partner

                                 By: Third Equity Partners, Inc.,   a
                                     Delaware   Corporation,   its  Managing
                                     General Partner


                                     By: /s/ Peter F. Sullivan
                                         ---------------------
                                     Title: Vice President

                                  BILL OF SALE

       THIS BILL OF SALE AND GENERAL ASSIGNMENT OF INTANGIBLE PROPERTY (the "Bill of Sale"), is made and entered into as of this 30th day of June, 1999, by and among PITNEY BOWES REAL ESTATE FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware ("Purchaser"), PAINE WEBBER EQUITY PARTNERS THREE PARTNERSHIP, a Virginia limited partnership ("Borrower"), and COLONY PLAZA GENERAL PARTNERSHIP, a Texas general partnership ("Seller").

                             W I T N E S S E T H:

      WHEREAS, Seller is in the business of operating improved real property commonly known as Colony Plaza Shopping Center (the "Business") located in Richmond County, Georgia; and

      WHEREAS, Purchaser, Borrower and Seller have entered into that certain Settlement Agreement, dated June 30, 1999 (the "Settlement Agreement"), pursuant to which Purchaser has agreed to purchase from Seller, and Seller has agreed to sell to Purchaser, substantially all of the tangible and intangible personal property assets of Seller used or held for use in Seller's Business (the "Purchased Assets"), as described in the Settlement Agreement; and

      WHEREAS, as part of the foregoing described transaction, Seller desires to sell, transfer, assign, convey and deliver to Purchaser, and Purchaser desires to accept the sale, transfer, assignment, conveyance and delivery of, all of Seller's right, title and interest in and to all of the Conveyed Assets (as hereinafter defined);

      NOW, THEREFORE, in consideration of the foregoing premises, the consideration set forth in the Settlement Agreement, the covenants hereafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1. Transfer. Seller hereby unconditionally and irrevocably sells, transfers, assigns, conveys and delivers unto Purchaser and Purchaser hereby purchases, accepts and acquires from Seller all of Seller's right, title, interest and claim, of whatever nature, in the following (collectively, the "Conveyed Assets"):

            1. all of Seller's furniture, fixtures, warehouse and office equipment, vehicles, inventories, tools, fork lifts, racks, supplies, computers and computer equipment, and other tangible personal property used or held for use by Seller in any connection with the Business (collectively, the "Fixed Assets");

            2. all of Seller's rights, title and interest in, to and under all written or oral contracts, license agreements, letter agreements, warranties, guaranties and all other agreements, commitments and other instruments, and any amendments thereto, to which the Purchased Assets are subject or bound and that pertain in any manner to the Business;

            3. all of Seller's rights, title and interest in any trademarks, service marks, copyrights, logos, patents, inventions, processes, franchises, registrations, license agreements, trade secrets, customer lists, tenant lists and trade or service names used in any connection with the Business (collectively, the "Intellectual Property");

            4. all of Seller's licenses, consents, permits, authorizations, variances, certifications and approvals of any federal, state, municipal or local governmental or quasi-governmental agency, department, board or other entity or instrumentality relating in any manner to the Business to the extent transferable;

            5.  all  of  Seller's  accounts  receivable,   notes,   instruments,
      marketable securities, bank accounts, and other time and demand deposits and other financial assets relating to the Business;

            6. all of Seller's right, title and interest in and to its computer licenses and to its computer software and license therefor and any proprietary technology and processes to the extent transferable;

            7. all of Seller's rights, title and interest in and to any and all advertising materials related in any manner to the Business, telephone numbers and the directory advertising for such telephone numbers for each of the facilities of the Business to the extent transferable;

            8.  any  and  all  books,  records,   ledgers,   reports  and  other
      documentation relating in any manner to the Business; and

            9. all of Seller's rights, title and interest in and to any other tangible or intangible personal property relating in any manner to the Business, together with any chose in action or any other right to recover damages and profits from any of the Purchased Assets, and to all goodwill associated with the Business arising in any manner from any of the Purchased Assets.

      TO HAVE AND TO HOLD all of the Conveyed Assets hereby sold, transferred, assigned, conveyed and delivered unto Purchaser, its successors and assigns, to itself and its own use and behalf forever.

2. Power of Attorney. For the consideration aforesaid, Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution for Seller in its name and stead or otherwise, by and on the behalf of and for the benefit of Purchaser, to demand and receive from time to time any and all of the Conveyed Assets hereby sold, transferred, assigned, conveyed or delivered, and to give receipts and releases for and in respect of the same or any part thereof, and from time to time to institute and prosecute in the name of Seller or otherwise any and all proceedings at law, in equity or otherwise which Purchaser deems proper in order to collect, assert or enforce any claim, right, title or interest of any kind in and to the Conveyed Assets and to defend or compromise any and all actions, suits or proceedings in respect of the Conveyed Assets and to do all other acts and things in relation thereto as Purchaser deems desirable. Seller hereby declares that the appointment made and the powers granted herein are coupled with an interest and are and shall be irrevocable by Seller in any manner or for any reason.

3. Further Assurances. Seller and Purchaser shall execute such other documents or instruments and/or take such other actions and make such other deliveries as may be necessary to convey the Conveyed Assets to Purchaser or to otherwise effect the transactions contemplated by this Bill of Sale. Seller covenants and agrees that in the event that (i) any rights, title or interest in and to the Conveyed Assets covered in this Bill of Sale cannot be transferred or assigned by Seller without the consent of or notice to a third party and in respect of which any necessary consent or notice has not as of the date hereof been given or obtained or (ii) any rights, title or interest in and to the Conveyed Assets are non-assignable by their nature and will not pass by this Bill of Sale, the beneficial interest in and to the same will in any event pass to Purchaser, and Seller covenants and agrees (a) to hold, and hereby declares that Seller holds such rights, title or interest in trust for, and for the benefit of, Purchaser,
(b) to use all reasonable means to obtain and to secure such consents and give such notice as may be required to effect a valid transfer or transfers of rights, title or interest in and to the Conveyed Assets and (c) to make or complete such transfer or transfers of title as soon as reasonably possible.

4. Prior Obligation. Except as expressly provided for herein or provided in the Settlement Agreement, this Bill of Sale shall not affect any obligation or liability which may have been incurred by Seller related to the Conveyed Assets prior to the date hereof.

5. Title. Any individual, partnership, corporation or other entity may rely, without further inquiry, upon the powers and rights herein granted to Purchaser and upon any notarization, certification, verification or affidavit by any notary public of any state relating to the authorization, execution and delivery of this Bill of Sale or to the authenticity of any copy, conformed or otherwise, hereof.

6. Assignment, Survival and Binding Agreement. This Bill of Sale shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

7. Counterparts. This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be executed and delivered by its duly authorized officer this 30th day of June, 1999.

                                    COLONY PLAZA GENERAL PARTNERSHIP, a Texas general partnership

                                    By:   PAINEWEBBER  EQUITY  PARTNERS  THREE
                                          LIMITED PARTNERSHIP,
                                          its managing general partner

                                          By:  THIRD EQUITY PARTNERS,  INC., a
                                               Delaware    Corporation,    its
                                               Managing General Partner


                                          By: /s/ Peter F. Sullivan
                                              ---------------------
                                          Title: Vice President

[SEAL]